EXHIBIT 10.6a

                              TERMINATION AGREEMENT


        This Agreement is entered into as of the 22nd day of January, 1998 between Philip L. Becker, Transition Partners, Ltd., a Colorado corporation, and Pantheon Capital Ltd.

        WHEREAS, the parties hereto have entered into a Voting Agreement dated September , 1997 ("Voting Agreement"); and

        WHEREAS, the parties hereto desire to terminate the Voting Agreement;

        IT IS THEREFORE AGREED:

        That, pursuant to Section 7(c) of the Voting Agreement, such agreement be, and hereby is, terminated. No provisions of such agreement shall survive this termination.


                                       PHILIP L. BECKER

                                       /s/ Philip L. Becker
                                       ----------------------------------
                                       Philip L. Becker



                                       TRANSITION PARTNERS, LIMITED



                                       By /s/ W. Terrance Schreier
                                         --------------------------------
                                          W. Terrance Schreier, President



                                       PANTHEON CAPITAL LTD.



                                       By  /s/ Kent Nuzum
                                         --------------------------------
                                          Kent Nuzum, Director